UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

Outlook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wood Avenue, Unit #100 Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 16, 2026, Outlook Therapeutics, Inc. (the “Company”) entered into a Note Purchase Agreement (the “NPA”) with Atlas Sciences, LLC, a Utah limited liability company (the “Investor”), pursuant to which the Company agreed to issue to the Investor an unsecured promissory note with an original principal balance of $18,360,000 (the “Note”). The Note was issued with an original issue discount of $1,360,000, resulting in a purchase price of $17,000,000. The Company is required to use the proceeds from the issuance of the Note solely for the partial repayment of $17,000,000 of the Company’s existing convertible promissory note with Avondale Capital, LLC (“Avondale”), dated March 13, 2025, with an original principal balance of $33,100,000 (the “Avondale Note”), and for no other purpose. Following the payment on the Avondale Note, there will be $10,806,991 in remaining obligations under the Avondale Note. The closing of the transactions (“Closing”) contemplated by the NPA and the Note occurred on March 16, 2026.

Note Purchase Agreement

The NPA contains customary representations, warranties, and covenants of the Company and the Investor and customary closing conditions. Until amounts due under the Note are paid in full, the Company has agreed, among other things, to: (i) timely make all filings under the Securities Exchange Act of 1934, as amended, (ii) maintain the listing of the Company’s common stock on The Nasdaq Capital Market (or other applicable stock exchange), (iii) not encumber, mortgage, pledge or grant a security interest in any of its assets, including intellectual property, subject to certain exceptions, (iv) subject to certain exceptions for exempt issuances, not make any Restricted Issuance (as defined in the NPA) without the Investor’s prior consent, (v) not enter into any agreement that would restrict the Company’s ability to enter into variable rate transactions with, or issue securities to, the Investor or its affiliates.

The Note contains customary events of default, subject to customary cure periods, including for failure to pay amounts when due, bankruptcy-related events, the occurrence of certain fundamental transactions without the Investor’s consent, breach of certain covenants, and material misrepresentations.

Note

The Note bears interest at the prime rate (as published in The Wall Street Journal) plus 3% (subject to a floor of 9.5%). The Note is scheduled to mature 15 months after the Closing. Beginning on the six-month anniversary of the Closing, the Investor will have the right to redeem up to $3,000,000 of the outstanding balance per calendar quarter. All payments made by the Company in cash, including prepayments, redemptions, or repayment at maturity, will be subject to an exit fee of 7.5%.

The foregoing summary of the NPA and Note is qualified in its entirety by reference to the NPA and the Note, which are filed herewith as Exhibits 10.1 and 10.2, respectively and are incorporated by reference herein.

Amendment of Avondale Note

In connection with the entry into the Note, we and Avondale entered into an amendment to the Avondale Note (the “Note Amendment”) to extend the maturity thereof to December 31, 2026.

The foregoing summary of the Note Amendment is qualified in its entirety by reference to the Note Amendment, which is filed herewith as Exhibit 10.3 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

In connection with entry into the Note, the Company is providing supplemental risk factors, which are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, which has been filed herewith and incorporated by reference herein, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “expect,” “intend,” “may,” “will,” “would,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements, including without limitation statements regarding the anticipated proceeds of the Note and the use thereof, the Company’s expectations regarding the duration of its cash runway, the potential of ONS-5010/LYTENAVA™ as a treatment for retina diseases, the potential for ONS-5010 to receive approval from the FDA, and other statements that are not historical fact. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report on Form 8-K. These forward-looking statements are subject to risks and uncertainties that could cause results and events to differ significantly from those expressed or implied by the forward-looking statements, including risks associated with closing a securities offering. Additional factors that may cause the Company’s actual results to differ from those expressed or implied in the forward-looking statements in this Current Report on Form 8-K are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including under “Risk Factors” in the Company’s annual report on Form 10-K for the year ended September 30, 2025 and future filings by the Company. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Note Purchase Agreement, dated March 16, 2026, by and between the Company and Atlas Sciences, LLC.*
10.2	Note issued to Atlas Sciences, LLC, dated March 16, 2026.
10.3	Second Amendment, dated March 13, 2026, to the Convertible Promissory Note, dated March 13, 2025, by and between the Company and Avondale Capital, LLC.
99.1	Supplemental Risk Factors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: March 16, 2026	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer